Q1 2025 Investor Presentation Exhibit 99.2 April 29, 2025

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues”, “projected”, or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward- looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new or changes in existing, governmental regulations or in the way such regulations are interpreted or enforced; negative developments in the banking industry and increased regulatory scrutiny; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; changes in accounting standards; any failure to comply with applicable laws and regulations, including, but not limited to, the Community Reinvestment Act and fair lending laws, the USA PATRIOT ACT of 2001, the Office of Foreign Asset Control guidelines and requirements, the Bank Secrecy Act, and the related Financial Crimes Enforcement Network and Federal Financial Institutions Examination Council Guidelines and regulations; federal deposit insurance increases; lending risks and risks associated with loan sector concentrations; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; loan credit losses exceeding estimates; changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs; the soundness of other financial institutions; the ability to meet cash flow needs and availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; inability to access funding or to monetize liquid assets; changes in interest rates; interest rate effect on the value of our investment securities; cybersecurity risks, including denial-of- service attacks, network intrusions, business e-mail compromise, and other malicious behavior that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how we collect and use personal information or otherwise have an adverse effect on us; the potential impairment of our goodwill and other intangible assets; our reliance on other companies that provide key components of our business infrastructure; events that may tarnish our reputation; mainstream and social media contagion; the loss of the services of key members of our management team and directors; our ability to attract and retain qualified employees to operate our business; costs associated with repossessed properties, including potential environmental remediation; the effectiveness of our operational processes, policies and procedures, and internal control over financial reporting; our ability to implement technology-facilitated products and services or be successful in marketing these products and services to our clients; the development and use of artificial intelligence; risks related to acquisitions, mergers, strategic partnerships, divestitures, and other transactions; competition from new or existing financial institutions and non-banks; investing in technology; incurrence of significant costs related to mergers and related integration activities; the volatility in the price and trading volume of our common stock; “anti-takeover” provisions in our certificate of incorporation and regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; our common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of our common stock to our existing and future indebtedness; the effect of global conditions, earthquakes, volcanoes, tsunamis, floods, fires, drought, and other natural catastrophic events; and the impact of climate change and environmental sustainability matters. The foregoing factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, as amended, under the caption “Risk Factors”. Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward- looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 2

FIRST INTERSTATE BANCSYSTEM, INC. OVERVIEW Premier community banking institution in growing markets throughout the Midwest and Pacific Northwest Financial Highlights Balance Sheet Capital Assets $28.3 Billion Total RBC3** 14.93% LHFI1 $17.4 Billion CET14** 12.53% Deposits $22.7 Billion Leverage** 9.06% ACL2/LHFI 1.24% TCE to TA ratio5*** 8.01% 1Loans held for investment (LHFI) 3Risk-based capital (RBC) 2Allowance for credit losses (ACL) 4Common equity tier-1 (CET1) 5Tangible common stockholders’ equity (TCE) to tangible assets (TA) ratio Corporate Overview Headquarters Billings, MT Exchange/Listing NASDAQ: FIBK Market Capitalization* $3.0 Billion Annualized Dividend Yield 6.1% Branch Network 300 banking offices Sub Debt Rating Kroll BBB 3 300 banking offices in 14 states * Calculated using closing stock price of $28.65 as of 03/31/2025 ** Preliminary estimates - may be subject to change *** Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation

Earnings • Net income of $50.2 million, or $0.49 per share. • Net interest margin (NIM) of 3.19%, an increase of 1 basis points from the fourth quarter of 2024; NIM on a fully taxable equivalent (FTE) basis1 of 3.22%, an increase of 2 basis points from the fourth quarter of 2024; adjusted FTE NIM1 of 3.14%, an increase of 6 basis points from the fourth quarter of 2024. • Efficiency ratio2 of 63.6% for the first quarter of 2025. Balance Sheet • Loans decreased by $467.6 million from the fourth quarter of 2024 driven by less customer demand, the planned decline in Indirect Lending balances, and larger loan payoffs. • Deposits decreased by $282.8 million from the fourth quarter of 2024 driven by decreased demand deposits. • The Company’s balance sheet continues to maintain a strong liquidity position, with a loan/deposit ratio of 76.4% as of March 31, 2025. Short-term borrowings declined $607.5 million as a result of a decrease in investment securities and a decrease in loan balances, partially offset by a decrease in deposit balances. Asset Quality • Criticized loans increased $252.8 million, or 32.7%, from the fourth quarter of 2024, to 5.9% of loans held for investment (LHFI), driven mostly by downgrades of Commercial Real Estate loans. Downgrades reflect slower lease-up activity within the Multifamily portfolio, and select customer pressure within the Industrial portfolio. The top 10 downgraded customers represent ~75% of the balance change. • Non-performing loans of $194.9 million increased 37.9% from the fourth quarter of 2024, reflecting 1.12% of LHFI, driven by migration in Agriculture, Agriculture Real Estate, and Commercial Real Estate loans. The change was mostly explained by five relationships, and the Bank believes it is well secured by related collateral. Non-performing assets of $198.4 million increased 36.3% from the fourth quarter of 2024, reflecting the increase in non-performing loans. • Net charge-offs (NCOs) were $9.0 million, or an annualized 21 basis points of average loans outstanding during the first quarter of 2025. • Total provision for credit losses was $20.0 million; funded Allowance for Credit Losses coverage of 1.24% of LHFI during the first quarter of 2025 compared to 1.14% from the fourth quarter of 2024. Capital • Quarterly cash dividend of $0.47 per share, for an annualized yield of 6.1% for the first quarter of 2025. • CET13 of 12.53% and total RBC3 of 14.93% for the first quarter of 2025. • Regulatory capital ratios improved during the quarter; CET1 improved 37 basis points. FIRST QUARTER 2025 HIGHLIGHTS 4 1 Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation 2 The ratio of the bank’s noninterest expense less amortization of intangible assets divided by net interest income plus noninterest income (per FDIC definition) 3 Preliminary estimates - may be subject to change

DIVERSIFIED LOAN PORTFOLIO Loans Held for Investment Commercial RE, 53% Construction RE, 6% Residential RE, 12% Agriculture RE, 4% Consumer, 5%Commercial, 16% Agriculture, 4% Loans by Geography MT, 19% WY, 6% ID, 7% WA, 9% OR, 10%NE, 7% SD, 13% ND, 2% IA, 11% KS, 2% AZ, 5% CO, 7% Other, 2% Revolving Commitments ($B) $2.9 $2.7 $2.7 $2.6 $2.5 38.6% 41.3% 40.4% 41.9% 41.4% Unfunded Funded 1Q24 2Q24 3Q24 4Q24 1Q25 5 $17.4B Balances as of March 31, 2025 Loan Highlights: • Loans decreased $467.6 million during the first quarter of 2025 driven by less customer demand, the planned decline in Indirect Lending balances, and select larger loan payoffs. • Commercial real estate balances are 32.8% owner-occupied as of the first quarter of 2025.

COMMERCIAL REAL ESTATE AND CONSTRUCTION PORTFOLIOS Property Type Multifamily, 24% Medical, 11% Retail, 21% Industrial/Warehouse, 18% Office, 10%Hotel, 9% Land & Development, 2% Other CRE, 3% Residential 1-4 Family, 2% Market Type Metro, 5% Mid-Metro, 8% Non-Metro, 87% 6 Highlights: • $10.3 billion portfolio (59% of total loans), well diversified by property type and geography • Non-owner-occupied portfolio of $6.2 billion (36% of total loans) • $86.9 million of non-accrual loans (0.84% of commercial real estate and construction portfolios) • Montana has the largest state concentration representing 17% of portfolio Balances as of March 31, 2025 Highlights: • Metro defined as property located in Portland, Seattle, Denver, Phoenix, Minneapolis / St. Paul, and Kansas City. • Mid-metro defined as Omaha, Des Moines, Tuscon, and Boise. • Non-metro defined as all other areas.

Deposits by State MT, 25% WY, 13% ID, 7% WA, 3% OR, 11%SD, 15% NE, 9% IA, 9% MO, 1% AZ, 3% CO, 4% Mix of Consumer and Business Deposits 54% 52% 52% 53% 54% 46% 48% 48% 47% 46% Total Consumer Deposits Total Business Deposits 1Q24 2Q24 3Q24 4Q24 1Q25 7 Average Deposit Balances 27% 27% 27% 28% 28% 34% 34% 34% 34% 34% 13% 13% 13% 12% 13% 26% 26% 26% 26% 25% 1.39% 1.42% 1.47% 1.41% 1.34% Demand Savings Time Non-interest bearing Total Cost of Deposits 1Q24 2Q24 3Q24 4Q24 1Q25 DIVERSE DEPOSIT BASE: BY TYPE OF ACCOUNT Balances as of March 31, 2025 Deposit Highlights: • Total deposits decreased $282.8 million from the fourth quarter of 2024. Demand deposits declined, generally reflective of anticipated seasonality in the first quarter. • Total deposit costs declined 7 basis points from the prior quarter.

Total Risk-Based Capital Ratios 13.64% 13.80% 14.11% 14.38% 14.93% 11.37% 11.53% 11.83% 12.16% 12.53% 2.27% 2.27% 2.28% 2.23% 2.40% CET1 Total RBC 1Q24 2Q24 3Q24 4Q24 1Q25² CAPITAL AND LIQUIDITY Liquid and flexible balance sheet with strong capital position Common Equity (CE) and Tangible Common Stockholders' Equity (TCE) to Tangible Assets (TA)¹ $30.69 $30.85 $32.20 $31.59 $32.04 $19.16 $19.34 $20.73 $20.16 $20.67 6.92% 6.95% 7.63% 7.55% 8.01% 10.65% 10.65% 11.37% 11.34% 11.89% TBVPS BVPS TCE to TA Ratio CE Ratio 1Q24 2Q24 3Q24 4Q24 1Q25 8 LHFI to Deposit Ratio 79.8% 79.7% 78.8% 77.5% 76.4% 1Q24 2Q24 3Q24 4Q24 1Q25 1 Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation 2 Preliminary estimates - may be subject to change Capital and Liquidity Highlights: • Annualized dividend yield of 6.1% based on an average share price of $30.99 for the first quarter of 2025. • Capital ratios again increased sequentially. • Tangible book value per share (TBVPS)1 increased during the first quarter, driven by an improvement in the accumulated other comprehensive income (AOCI) position of $54.4 million. For the first quarter of 2025, the AOCI mark is equal to $2.55 of book value per share (BVPS).

ACL Highlights: • Funded ACL increased to 1.24% of loans from 1.14% in the prior quarter, driven by higher qualitative and quantitative reserves. A weaker economic outlook contributed to the quantitative addition to the reserve. • Charge-offs represented 21 basis points of average loans during the first quarter. ALLOWANCE FOR CREDIT LOSSES (ACL) ACL ($MM) and Funded ACL/LHFI Ratio $243.1 $238.6 $231.0 $209.3 $220.4 $227.7 $232.8 $225.4 $204.1 $215.3 $15.4 $5.8 $5.6 $5.2 $5.1 1.25% 1.28% 1.25% 1.14% 1.24% Funded ACL Unfunded ACL Funded ACL % of LHFI 1Q24 2Q24 3Q24 4Q24 1Q25 9 ACL Roll-forward ($MM) Funded Unfunded Investments Total ACL 12/31/24 $204.1 $5.2 $0.9 $210.2 ACL Provision (Reversal) 20.2 (0.1) (0.1) 20.0 Net Charge-offs 9.0 — — 9.0 ACL 3/31/25 $215.3 $5.1 $0.8 $221.2 * Line items may not sum due to rounding

ASSET QUALITY AND RESERVE TRENDS

Asset Quality Highlights:

- Total criticized loans increased $252.8 million during the first quarter of 2025, driven mostly by downgrades of Commercial Real Estate loans. Downgrades reflect slower lease-up activity within the Multifamily portfolio, and select customer pressure within the Industrial portfolio. The Top 10 downgraded customers represent approximately 75% of the balance change.
- Total non-performing loans (NPLs) increased by $53.6 million, or 37.9% during the first quarter of 2025 driven by migration in Agriculture, Agriculture Real Estate, and Commercial Real Estate loans. The change was mostly explained by five relationships, and the Bank believes it is well secured by the related collateral.
- Net charge-offs totaled $9.0 million, or 21 basis points of average loans, during the first quarter of 2025.


Total non-performing loans ($MM) and ACL/NPL Ratios
$175.0
$168.2
$174.5
$141.3
$194.9
130.1%
138.4%
129.2%
144.4%
110.5%
1Q24
2Q24
3Q24
4Q24
1Q25
NPLs
ACL / NPL Ratio


Net Charge-offs ($MM) and Net Charge-Offs Ratio
$8.4
$13.5
$27.4
$55.2
$9.0
0.18%
0.30%
0.60%
1.22%
0.21%
1Q24
2Q24
3Q24
4Q24
1Q25
Net Charge-offs
% of Average Loans


Total Criticized Loans ($MM) and Criticized Loan Ratio
$630.0
$618.0
$603.3
$773.3
$1,026.1
3.5%
3.4%
3.3%
4.3%
5.9%
1Q24
2Q24
3Q24
4Q24
1Q25
Criticized Loans
% of Total Loans

10

Net Interest Income (NII) and Net Interest Margin (NIM) Highlights: • $4.7 million of loan purchase accounting accretion (PAA) for the first quarter of 2025, a decrease from $8.6 million from the prior quarter. PAA in the prior quarter was driven by a $3.4 million release related to the pay-off of the previously reported non- accrual agricultural credit. • Total remaining PAA of $40.0 million as-of the first quarter of 2025 ◦ Scheduled accretion of $9.0 million, $8.3 million, $5.8 million for FY25, FY26, FY27, respectively. • During the first quarter of 2025, FTE NIM1 increased by 2 basis points compared with the prior quarter; the contribution from PAA was -4 basis points. • Adjusted FTE NIM1 (which excludes the impact from PAA) increased by 6 basis points during the first quarter of 2025, primarily driven by a decline in funding costs. NET INTEREST INCOME FTE NII¹ ($MM) and FTE NIM¹ $195.3 $198.3 $202.7 $207.3 $201.9$6.5 $5.1 $4.4 $8.6 $4.7$201.8² $203.4² $207.1² $215.9² $206.6² 2.93% 3.00% 3.04% 3.20% 3.22% 2.84% 2.92% 2.97% 3.08% 3.14% Adjusted FTE NII¹ Loan PAA FTE NIM¹ Adjusted FTE NIM¹ 1Q24 2Q24 3Q24 4Q24 1Q25 11 1 Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation 2 FTE NII

INVESTMENT PORTFOLIO 12 Total Portfolio Duration at Quarter-end 3.6 3.5 3.4 3.7 3.6 1Q24 2Q24 3Q24 4Q24 1Q25 (in years) Projected Cash Flow ($MM) and Yield Roll-Off at Quarter-end* $201.9 $323.9 $212.8 $195.0 $203.5 $202.7 2.32% 2.71% 2.45% 2.37% 2.33% 2.39% 2Q25E 3Q25E 4Q25E 1Q26E 2Q26E 3Q26E *Constitute estimates and forward-looking statements

13 Non-interest Income by Type ¹ Payment Services, 41% Mortgage Banking, 3% Wealth Management, 23% Deposit Service Charges, 16% Other Service Charges & Fees, 6% Other Income, 11% Dollars in millions 1Q24 4Q24 1Q25 Payment services revenues $ 18.4 $ 17.9 $ 17.1 Mortgage banking revenues 1.7 1.5 1.4 Wealth management revenues 9.2 10.6 9.8 Service charges on deposit accounts 6.0 6.7 6.6 Other service charges, commissions and fees 2.2 2.5 2.3 Other income 4.6 7.8 4.8 Total Reported Noninterest Revenue $ 42.1 $ 47.0 $ 42.0 % of Total Revenue 17.4% 18.0% 17.0 % NONINTEREST INCOME Other Income Notes: • Q4 2024 results included a $2.1 million gain-on-sale of property. 1 Percentages calculated using balances as of March 31, 2025

NONINTEREST EXPENSE 14 Dollars in millions 1Q24 4Q24 1Q25 Salaries and wages $ 65.2 $ 68.5 $ 68.6 Employee benefits 19.3 20.5 20.0 Occupancy and equipment 17.3 18.2 18.7 Other intangible amortization 3.7 3.6 3.4 Other expenses 52.7 50.0 49.4 Other real estate owned expense 2.0 0.1 0.5 Total Reported Noninterest Expense $ 160.2 $ 160.9 $ 160.6 Non-interest Expense ($MM) and Efficiency Ratio 160.2 156.9 159.4 160.9 160.6 64.6% 62.7% 61.8% 60.2% 63.6% Total Non-interest Expenses Efficiency Ratio ¹ 1Q24 2Q24 3Q24 4Q24 1Q25 1 The ratio of the bank’s noninterest expense less amortization of intangible assets divided by net interest income plus noninterest income (per FDIC definition) Noninterest Expense Notes: • Q1 2024 results include a $1.5 million accrual for a FDIC special assessment • Q1 2025 results includes $1.4 million of severance costs and a $0.6 million accrual for indirect line of business termination costs

2025 GUIDANCE SUMMARY* 15 *Preliminary estimates - may be subject to change *Constititute estimates and forward-looking statements *Guidance excludes impact of announced branch transaction Loans and Deposits • Anticipate ending deposits to increase low single digits in 2025, with normal seasonality • Anticipate ending loans to decline 2-4% in 2025, excluding the impact of Indirect Lending runoff; Indirect Lending to contribute additional 1 to 1.5% to total portfolio decline Net Interest Income • Anticipate full-year net interest income to increase 3.5-5.5% in 2025 over 2024 Noninterest Income • Excluding the impact of 2024 gains on sale of property, anticipate 2025 noninterest income to be flat to modestly higher compared to 2024; assumption continues to include limited mortgage activity Noninterest Expense • Anticipate reported 2025 noninterest expense to increase 2-4% over 2024; continues to include higher advertising expense in back-half of 2025 Tax Rate • Anticipate effective tax rate to be 23.5%-24.0% for full-year 2025 Credit Quality • Anticipate net charge-offs between 20 and 30 basis points for the full year

NON-GAAP FINANCIAL MEASURES 16 In addition to results presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, this presentation contains the following non-GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards: (i) tangible common stockholders’ equity; (ii) tangible assets; (iii) tangible book value per common share; (iv) tangible common stockholders’ equity to tangible assets;(v) net interest income on a fully taxable equivalent basis; (vi) adjusted net interest income on a fully taxable equivalent basis; (vii) net interest margin on a fully taxable equivalent basis; and (viii) adjusted net interest margin on a fully taxable equivalent basis. Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible assets are calculated as total assets less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Tangible common stockholders’ equity to tangible assets is calculated as tangible common stockholders’ equity divided by tangible assets. Net interest income on a fully taxable equivalent basis is calculated as net interest income, adjusted to include its fully taxable equivalent interest income. Adjusted net interest income on a fully taxable equivalent basis is calculated as net interest income on a fully taxable equivalent basis less purchase accounting interest accretion on acquired loans. Net interest margin on a fully taxable equivalent basis is calculated as annualized net interest income on a fully taxable equivalent basis divided by average interest earning assets. Adjusted net interest margin on a fully taxable equivalent basis is calculated as annualized adjusted net interest income on a fully taxable equivalent basis divided by average interest earning assets. These non-GAAP financial measures are calculated on the reconciliation pages that follow). These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. The Company adjusts the most directly comparable capital adequacy GAAP financial measures to the non-GAAP financial measures described in subclauses (i) through (iv) above to exclude goodwill and other intangible assets (except mortgage servicing rights), adjusts its GAAP net interest income to include fully taxable equivalent adjustments and further adjusts its net interest income on a fully taxable equivalent basis to exclude purchase accounting interest accretion. Management believes these non-GAAP financial measures, which are intended to complement the capital ratios defined by banking regulators and are intended to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control, are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency depending upon the timing and size of our acquisitions (including the size, complexity and/or volume of past acquisitions, which may drive the magnitude of acquisition related costs, but may not be indicative of the size, complexity and/or volume of future acquisitions or related costs), or they cannot be anticipated or estimated in a particular period (in particular as it relates to unexpected recovery amounts). This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies. See the Non-GAAP Financial Measures tables included below and the textual discussion above for a reconciliation of the above described non-GAAP financial measures to their most directly comparable GAAP financial measures.

1Q24 2Q24 3Q24 4Q24 1Q25 (Dollars in millions) Total common stockholders' equity (GAAP) (A) $ 3,209.7 $ 3,225.3 $ 3,365.8 $ 3,304.0 $ 3,361.3 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,206.6 1,202.9 1,199.3 1,195.7 1,192.4 Tangible common stockholders' equity (Non-GAAP) (B) $ 2,003.1 $ 2,022.4 $ 2,166.5 $ 2,108.3 $ 2,168.9 Total assets (GAAP) $ 30,144.8 $ 30,289.5 $ 29,595.5 $ 29,137.4 $ 28,279.8 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,206.6 1,202.9 1,199.3 1,195.7 1,192.4 Tangible assets (Non-GAAP) (C) $ 28,938.2 $ 29,086.6 $ 28,396.2 $ 27,941.7 $ 27,087.4 Common shares outstanding (L) 104,572 104,561 104,530 104,586 104,910 Book value per common share (GAAP) (A) / (L) $ 30.69 $ 30.85 $ 32.20 $ 31.59 $ 32.04 Tangible book value per common share (Non-GAAP) (B) / (L) 19.16 19.34 20.73 20.16 20.67 Tangible common stockholders' equity to tangible assets (Non-GAAP) (B) / (C) 6.92% 6.95% 7.63% 7.55% 8.01 % NON-GAAP RECONCILIATION 17 * Line items may not sum due to rounding

1Q24 2Q24 3Q24 4Q24 1Q25 (Dollars in millions) Net interest income (A) $ 200.1 $ 201.7 $ 205.5 $ 214.3 $ 205.0 FTE adjustments(1) 1.7 1.7 1.6 1.6 1.6 Net interest income on a FTE basis (Non-GAAP) (B) 201.8 203.4 207.1 215.9 206.6 Less purchase accounting accretion 6.5 5.1 4.4 8.6 4.7 Adjusted net interest income on a FTE basis (Non-GAAP) (C) $ 195.3 $ 198.3 $ 202.7 $ 207.3 $ 201.9 Average interest earning assets (D) $ 27,699.6 $ 27,286.9 $ 27,133.3 $ 26,811.6 $ 26,059.0 Net interest margin (A annualized)/(D) 2.91% 2.97% 3.01% 3.18% 3.19 % Net interest margin (FTE) (Non-GAAP) (B annualized)/(D) 2.93 3.00 3.04 3.20 3.22 Adjusted net interest margin (FTE) (Non-GAAP) (C annualized)/(D) 2.84 2.92 2.97 3.08 3.14 NON-GAAP RECONCILIATION 18 * Line items may not sum due to rounding 1 Management believes net interest income on a FTE basis is useful to investors in evaluating the Company’s performance as a comparison of the returns between a tax-free investment and a taxable alternative. The Company adjusts its net interest income for tax exempt loans and securities to what it would have received on taxable alternatives utilizing a 21.00% tax rate.